             Morgan Stanley Municipal Income Opportunities Trust III
                          Item 77(O) 10F-3 Transactions
                        October 1, 2005 - March 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  NYC   11/2/    -     $96.22 $800,00  2,000,    0.25%  2.40%   Citigr  Citigr
Indust    05                   0,000     000                     oup,     oup
 rial                                                           Merril
Develo                                                            l
 pment                                                          Lynch
Agency                                                          & Co.,
   ,                                                            Goldma
Americ                                                            n,
  an                                                            Sachs
Airlin                                                          & Co.,
  es,                                                            UBS
  JFK                                                           Financ
Series                                                           ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.